UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Home Federal Bancorp, Inc. of Louisiana

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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October 12, 2012

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Home Federal Bancorp, Inc. of Louisiana.  The meeting will be held at our main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 14, 2012 at 10:00 a.m., Central Time. At the annual meeting, you will be asked to act on the following proposals, both of which are more completely set forth in the accompanying proxy statement:

(1)	To elect four directors for a three-year term, or until their successors are elected and qualified; and

(2)	To ratify the appointment of LaPorte, A Professional Accounting Corporation as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, date and return your proxy card today in the envelope provided or vote over the Internet or by telephone, even if you plan to attend the annual meeting.  This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Home Federal Bancorp, Inc. of Louisiana is sincerely appreciated.

Very truly yours,

Daniel R. Herndon
President and Chief Executive Officer

   Main Office
  ■ 624 Market Street
Shreveport, LA 71101

   Branch Offices
  ● 6363 Youree Drive
Shreveport, LA 71105

  ● 9300 Mansfield Road, Suite 101
Shreveport, LA 71118

  ● 2555 Viking Drive
Bossier City, LA

   Commercial Division
6425 Youree Drive, Suite 100
Shreveport, LA 71105

ANNUAL MEETING DRIVING DIRECTIONS

From I-20 East/West Take the US-71/Spring Street Exit Merge onto Spring Street Turn left at 2nd cross street onto Milam Street Take the 1st left onto Market Street End at 624 Market Street

HOME FEDERAL BANCORP, INC. OF LOUISIANA 624 Market Street Shreveport, Louisiana 71101 (318) 222-1145
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m., Central Time, Wednesday, November 14, 2012

PLACE	Home Federal Bank 624 Market Street Shreveport, Louisiana

ITEMS OF BUSINESS	(1) To elect four directors for a three-year term expiring in 2015 and until their successors are elected and qualified;

(2) To ratify the appointment of LaPorte, A Professional Accounting Corporation as our independent registered public accounting firm for the fiscal year ending June 30, 2013; and

(3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Home Federal Bancorp common stock of record at the close of business on September 19, 2012 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2012 Annual Report is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the proxy card or voting instruction form you received.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS DeNell W. Mitchell Corporate Secretary
Shreveport, Louisiana October 12, 2012

PROXY STATEMENT
OF
HOME FEDERAL BANCORP, INC. OF LOUISIANA
_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Home Federal Bancorp, Inc. of Louisiana, the holding company of Home Federal Bank.  We are soliciting proxies on behalf of our Board of Directors to be used at the annual meeting of shareholders to be held at our main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 14, 2012 at 10:00 a.m., Central Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about October 12, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 14, 2012. This proxy statement and our 2012 Annual Report are available at www.proxyvote.com and on our website at www.hfbla.com under "Investor Relations."

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the election of directors and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of Home Federal Bancorp and respond to questions from shareholders.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of our independent registered public accounting firm for fiscal 2013.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, September 19, 2012, are entitled to vote at the meeting. On the record date, we had 2,838,169 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I vote my shares?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted, then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  You may also vote by telephone or the Internet if indicated on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

Voting instructions from participants in the Home Federal Bank savings and profit sharing plan and employee stock ownership plan must be received by 11:59 p.m. Eastern Time on November 7, 2012, to be used by the plan Trustees to determine the votes for plan shares.

Can I attend the meeting and vote my shares in person?

Yes. All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in "street name", then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•	First, you may complete and submit a new proxy card or vote by telephone or the Internet before the deadline printed on the card. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to our Corporate Secretary, Ms. DeNell W. Mitchell, Home Federal Bancorp, Inc. of Louisiana, 624 Market Street, Shreveport, Louisiana 71101, in advance of the meeting stating that you would like to revoke your proxy.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in "street name" and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instructions for proposal one.  You should use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal two and you do not provide instructions on proposal one, then your shares will be considered “broker non-votes” on the election of directors.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the annual meeting will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of shareholders considered to be present at the meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The four nominees for director receiving the most “for” votes will be elected. The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of LaPorte, A Professional Accounting Corporation for the year ending June 30, 2013.

Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors or the vote to ratify LaPorte, A Professional Accounting Corporation as our independent registered public accounting firm.  Under applicable rules, the proposal to ratify the appointment of the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered three year terms and until their successors are elected and qualified.

At this Annual Meeting, you will be asked to elect one class of directors, consisting of four directors, for a three-year term expiring in 2015 and until their successors are elected and qualified.  Shareholders of Home Federal Bancorp are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Messrs. James R. Barlow, Clyde D. Patterson, Thomas Steen Trawick, Jr. and Timothy W. Wilhite, Esq. to a three-year term expiring in 2015. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption, except Daniel Herndon and David Herndon III who are brothers.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and our continuing directors.  The indicated period of service as a director is presented on a calendar year basis and includes service for directors of Home Federal Bank prior to the organization of our initial holding company in 2005.  Ages are reflected as of September 30, 2012.

Nominees for Director for a Three-Year Term Expiring in 2015

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since

James R. Barlow
Director. Executive Vice President and Chief Operating Officer of Home Federal Bancorp since November 2009 and President and Chief Operating Officer of Home Federal Bank since February 2009.  Previously, Mr. Barlow served as Executive Vice President and Area Manager for the Arkansas-Louisiana-Texas area commercial real estate operations of Regions Bank from August 2006 until February 2009.  From 2005 until August 2006, Mr. Barlow was a Regions Bank City President for the Shreveport/Bossier area and from February 2003 to 2005 he served as Commercial Loan Manager for Regions Bank for the Shreveport/Bossier area. Mr. Barlow served in various positions at Regions Bank since 1997.

Mr. Barlow brings substantial managerial, banking and lending experience to the board, as well as significant knowledge of the local commercial real estate market from his years of service as manager and regional President of a regional bank.  Age 44.
		2009

Clyde D. Patterson	Director. Chief Financial Officer of Home Federal Bancorp and Home Federal Bank since November 2009 and Executive Vice President of Home Federal Bancorp and Home Federal Bank since January 2005 and September 1993, respectively. Mr. Patterson brings significant banking and institutional experience to the board having served in various positions with Home Federal Bank since 1964. Age 70.	1990

Nominees for Director for a Three-Year Term Expiring in 2015 (Continued)

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since

Thomas Steen Trawick, Jr.	Director. Vice President of medical staff and Staff Physician of CHRISTUS Schumpert and CHRISTUS Highland and Medical Director of CHRISTUS Highland Hospitalist Program. Previously, Dr. Trawick had his private practice at Highland Clinic. Mr. Trawick brings management expertise to the board and knowledge of the local medical community as the president of the Shreveport Medical Society and active involvement in the Louisiana State Medical Society. Age 43.	2012

Timothy W. Wilhite, Esq.
Director.  Chief Financial Officer and General Counsel of Wilhite Electric Co., Inc. since June 2001. Chairman of the Greater Bossier Economic Development Foundation. Of Counsel for the firm Downer, Huguet & Wilhite, LLC. Serves on the Executive Committee of the Bossier Chamber of Commerce and as Executive Committee and Board Member of the Greater Bossier Economic Development Foundation.

Mr. Wilhite brings knowledge of the local business and legal community to the board through his service as Chairman of the Greater Bossier Economic Development Foundation and as a member of the Executive Committee of the Bossier Chamber of Commerce.  Age 43.
		2010

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2013

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
Walter T. Colquitt III	Director. Dentist, Shreveport, Louisiana. Dr. Colquitt brings extensive knowledge to the board of the professional community through his dental practice in Shreveport, Louisiana. Age 67.	1993

Daniel R. Herndon
Chairman of the Board, President and Chief Executive Officer of Home Federal Bancorp since 2005. Chairman of the Board of Directors of Home Federal Bank since January 1998.  Chief Executive Officer of Home Federal Bank since September 1993 and President from 1993 to February 2009.

Mr. Daniel Herndon brings valuable insight and knowledge to the board from his service as President and Chief Executive Officer of Home Federal Bancorp and as the longest serving member of the Board. Mr. Herndon has gained valuable banking and institutional knowledge from his years of service and his ties to the local business community in the greater Shreveport area.  Age 72.
		1980

Scott D. Lawrence	Director. President of Southwestern Wholesale, Shreveport, Louisiana since 1980. Mr. Lawrence brings significant business enterprise and managerial oversight skills to the board as President and owner of a dry goods wholesale supplier in Shreveport, Louisiana. Age 66.	1994

Directors Whose Terms Expire in 2014

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since

David A. Herndon III	Director. Retired geologist. Mr. David Herndon brings valuable institutional knowledge to the board which he has gained through his years of service as a director, as well as knowledge of oil and gas industry customers through his work as a geologist in that industry. Age 76.	1998

Woodus K. Humphrey	Director. Retired, former owner of Woodus Humphrey Insurance, Inc., Shreveport, Louisiana. Mr. Humphrey brings entrepreneurial experience to the board as former owner of an insurance agency that focuses on property and liability insurance for woodworking plants and operations with field representatives in six states. Age 72.	2001

Mark M. Harrison	Director. Owner of House of Carpets and Lighting, a floor coverings and lighting fixtures business in Shreveport, Louisiana, since September 2007 and owner of Roly Poly sandwich franchises located in Shreveport and West Monroe, Louisiana since September 2011 and, prior thereto, co-owner since 2005. Mr. Harrison brings substantial business and entrepreneurial experience to the board as owner of a local carpet and lighting business in Shreveport, Louisiana and sandwich franchises in the greater Shreveport area and West Monroe, Louisiana. Age 53.	2007

Director Nominations

Nominations for director of Home Federal Bancorp are made by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  In addition, any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Director Independence

A majority of Home Federal Bancorp's directors are independent directors as defined in the rules of the Nasdaq Stock Market.  The Board of Directors has determined that Drs. Colquitt and Trawick and Messrs. Harrison, Humphrey, Lawrence and Wilhite are independent directors.

Board Leadership Structure

Our Board of Directors is led by a Chairman selected by the Board from time to time.  Presently, Mr. Daniel Herndon, our President and Chief Executive Officer also serves as Chairman of the Board.  The Board has determined that selecting our Chief Executive Officer as Chairman is in our best interests because it promotes unity of vision for the leadership of Home Federal Bancorp and avoids potential conflicts among directors.  In addition, the Chief Executive Officer is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of Home Federal Bancorp. By combining the Chief Executive Officer and Chairman positions there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy.

The Board of Directors is aware of the potential conflicts that may arise when an insider chairs the Board, but believes these are limited by existing safeguards which include the fact that as a financial institution holding company, much of our operations are highly regulated.

Compensation of Directors

Director Compensation Table. The table below summarizes the total compensation paid to each of our non-employee directors and Mr. Patterson for the fiscal year ended June 30, 2012.  The primary elements of Home Federal Bank's non-employee director compensation program consist of cash and equity compensation.  Mr. Patterson is also compensated in his capacity as our Executive Vice President and Chief Financial Officer.  Compensation for Messrs. Herndon and Barlow is included in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Option Awards(1)(2)	All Other Compensation(3)	Total
Walter T. Colquitt III	$9,000	$32,605	$25,447	$2,000	$69,052
Mark M. Harrison	9,200	45,746	26,787	2,000	83,734
David A. Herndon III	8,250	32,605	25,447	2,000	68,302
Woodus K. Humphrey	4,550	32,605	25,447	1,000	63,602
Scott D. Lawrence	9,100	32,605	25,447	2,000	69,152
Clyde D. Patterson	9,000	32,605	25,447	160,362	227,413
Thomas Steen Trawick, Jr.	3,800	21,153	16,519	1,000	42,473
Amos L. Wedgeworth, Jr.(4)	4,500	--	--	1,000	5,500
Timothy W. Wilhite, Esq.	8,450	45,746	26,787	2,000	82,984
_______________________________
(1)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of restricted stock and grants of stock options during the fiscal year. The assumptions used in valuing the restricted stock awards and stock option awards are set forth in Note 12 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2012.

(2)	As of June 30, 2012, each of our non-employee directors held the following aggregate number of stock awards and options:

	Aggregate Number of Equity Awards Outstanding at Fiscal Year End
Name	Stock Awards	Option Awards
Walter T. Colquitt III	2,218	12,351
Mark M. Harrison	3,112	5,836
David A. Herndon III	2,218	11,351
Woodus K. Humphrey	2,218	12,351
Scott D. Lawrence	2,218	12,351
Clyde D. Patterson	2,218	29,375
Thomas Steen Trawick, Jr.	1,439	3,599
Timothy W. Wilhite, Esq.	3,112	5,836

(3)	All other compensation reflects discretionary bonuses and includes for Mr. Patterson salary of $115,658, bonus of $26,394 and other employee benefits.

(4)	Dr. Wedgeworth retired as of January 11, 2012.

Narrative to Director Compensation Table. During fiscal 2012, members of Home Federal Bank's Board of Directors received $750 per regular Board meeting attended.  We do not pay separate compensation to directors for their attendance at meetings of the Board of Directors of Home Federal Bancorp.  Members of Home Federal Bancorp's Compensation Committee and Audit Committee received $100 per committee meeting attended.  Members of the Board of Directors generally do not receive compensation for meetings held telephonically, although exceptions may be made to this policy.  The members of the Board of Directors may also receive discretionary bonuses in June and December of each year.  Board fees are subject to periodic adjustment by the Board of Directors.

In January 2012, members of the Board of Directors received awards of restricted stock and stock options under our newly adopted 2011 Recognition and Retention Plan and 2011 Stock Option Plan. Mr. Patterson, who also serves as our Executive Vice President and Chief Financial Officer, received 2,218 stock awards and 29,375 option awards. Directors Colquitt, Humphrey, Lawrence and David Herndon, who had previously received equity awards under our 2005 stock benefit plans, each received 2,218 stock awards and 5,544 stock options.  Directors Harrison and Wilhite, who had not participated in the 2005 stock benefit plans, each received 3,112 stock awards and 5,836 stock options.  Dr. Trawick, appointed to the Board in January 2012, received 1,439 stock awards and 3,599 stock options.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2012, the Board of Directors of Home Federal Bancorp met 12 times.  No director of Home Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director, and the total number of meetings held by all committees of the Board on which he served with the exception of Mr. Humphrey who attended seven of 14 meetings.

Membership on Certain Board Committees

The Board of Directors of Home Federal Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  All of the members of these committees are independent directors as defined in the listing standards of The Nasdaq Stock Market.  The committees operate in accordance with written charters which are available on our website at www.hfbla.com.  The following table sets forth the membership of the committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating and Corporate Governance
Mark M. Harrison	*	*
Woodus K. Humphrey		*
Scott D. Lawrence	*		*
Timothy W. Wilhite, Esq.	*	*	*

Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors Home Federal Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that no members of the Audit Committee meet the qualifications established for an Audit Committee financial expert in the regulations of the Securities and Exchange Commission; however, the members have the requisite financial and accounting background to meet the Nasdaq listing standards.  The Audit Committee met one time in fiscal 2012 and informally reviews our financial results on a quarterly basis.

Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee in accordance with its charter to, among other functions, review the qualifications of director nominees.  The Committee approves nominees for consideration by the full Board of Directors to fill vacancies on the Board or for election at the annual meeting.  The Nominating and Corporate Governance Committee met two times during fiscal 2012.

Compensation Committee.  It is the responsibility of the Compensation Committee of Home Federal Bancorp to set the compensation of Home Federal Bancorp's Chief Executive Officer and Chief Financial Officer as well as the other members of senior management.  The Compensation Committee of Home Federal Bancorp met two times in fiscal 2012.

Board's Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Home Federal Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

Members of senior management regularly attend meetings of the Board of Directors and address any questions or concerns raised by the Board on risk management or other matters. The Board’s risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as Home Federal Bank’s lending and investment policies, ratification or approval of investments and loans exceeding certain thresholds, and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.

Directors' Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so.  Nine of our ten directors attended the annual meeting of shareholders held on December 23, 2011.

Executive Officers Who Are Not Directors

The following individuals who do not also serve on the Board of Directors serve as executive officers of Home Federal Bancorp.  Ages are reflected as of September 19, 2012.

David S. Barber, age 43, has served as Senior Vice President Mortgage Lending of Home Federal Bank since June 2009.  Prior thereto, Mr. Barber served as Vice President, Director of Branch Operations, First Family Mortgage, Inc. from July 2004 to May 2009.

K.  Matthew Sawrie, age 37, has served as Senior Vice President Commercial Lending of Home Federal Bank since February 2009.  Prior thereto, Mr. Sawrie served as Vice President Commercial Real Estate, Regions Bank from 2006 to 2009, and previously, Assistant Vice President Business Banking Relationship Manager, Regions Bank from 2003 to 2006.

In accordance with our Bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Home Federal Bancorp's audited financial statements with management.  The Audit Committee has discussed with Home Federal Bancorp's independent registered public accounting firm, LaPorte, A Professional Accounting Corporation, the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications" as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with LaPorte, A Professional Accounting Corporation, the independent auditor's independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Federal Bancorp's Annual Report on Form 10-K for fiscal year 2012 for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Mark M. Harrison
Scott D. Lawrence
Timothy W. Wilhite, Esq.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation earned during the fiscal years ended June 30, 2012 and 2011 by our principal executive officer and the two other executive officers serving at the end of fiscal 2012 who were the most highly compensated executive officers in fiscal 2012. These three officers are referred to as the "named executive officers" in this proxy statement.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Nonequity Incentive Plan Compensation	All Other Compen- sation(2)	Total
Daniel R. Herndon	2012	$145,945	$56,379	$171,564	$133,927	$--	$32,876	$540,691
President and	2011	141,694	44,960	--	--	--	35,990	222,644
Chief Executive Officer
James R. Barlow	2012	167,475	91,500	285,944	223,212	--	41,935	810,066
Executive Vice President and	2011	160,000	75,500	30,691	21,240	--	42,681	330,112
Chief Operating Officer
K. Matthew Sawrie	2012	113,869	--	110,382	71,430	79,152	23,168	398,001
Senior Vice President	2011	109,574	--	--	11,658	61,231	20,278	202,741
Commercial Lending
___________________
(1)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of restricted stock and grants of stock options during the fiscal year. The assumptions used in valuing the restricted stock awards and stock option awards are set forth in Note 12 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2012.

(2)
Includes for fiscal 2012, contributions under the Home Federal Bank 401(k) Plan, allocations of shares under the employee stock ownership plan, life insurance premiums and $8,250 and $9,000 in directors' fees paid to Messrs. Herndon and Barlow, respectively, and directors’ bonuses of $2,000 paid to each of Messrs. Herndon and Barlow.

Narrative to Summary Compensation Table

Base salaries for our named executive officers are approved by the Compensation Committee.  Base salaries as of the end of fiscal 2012 established by the Compensation Committee were $148,102, $169,950 and $115,552 for Messrs. Herndon, Barlow and Sawrie, respectively, which represented increases of 3.0% over their prior base salaries.  Messrs. Herndon and Barlow received a discretionary bonus equal to 10% of their then current base salaries in December 2011.  Based on Home Federal Bancorp’s results of operations through the second quarter ended December 31, 2011, the Compensation Committee awarded additional discretionary bonuses, paid in February 2012, to Messrs. Herndon and Barlow of $42,000 and $75,000, respectively.  Mr. Sawrie, who did not receive a bonus, received incentive compensation as a participant in our Loan Officer Incentive Plan, the terms of which are described below. The named executive officers received awards of restricted stock and stock options in January 2012 under our 2011 Recognition and Retention Plan and 2011 Stock Option Plan. The awards reflected contributions of Messrs. Herndon, Barlow and Sawrie to our second step conversion offering completed in December 2010.

Employment Agreements

Home Federal Bank entered into employment agreements with Messrs. Herndon and Barlow effective February 21, 2009.  The Board of Directors approved an amended and restated agreement with Mr. Barlow, effective January 13, 2010, which amended and restated the prior agreement. Pursuant to the employment agreements, Messrs. Herndon and Barlow serve as Chairman of the Board and Chief Executive Officer and as President and Chief Operating Officer, respectively, of Home Federal Bank for a term of three years commencing on the effective date and renewable on each February 21 thereafter.  The term of each agreement is extended for an additional year on February 21, unless Home Federal Bank or the executive gives notice to the other party not to extend the agreements.  At least annually, the Board of Directors of Home Federal Bank will consider whether to continue to renew the employment agreements.  The agreements provided for initial base salaries of $135,500 and $155,000 per year for each of Messrs. Herndon and Barlow, respectively.  Such base salaries may be increased at the discretion of the Board of Directors of Home Federal Bank but may not be decreased during the term of the agreements without the prior written consent of the executives.  Home Federal Bank also agreed to provide each of Messrs. Herndon and Barlow with an automobile during the term of the agreements.

The agreements are terminable with or without cause by Home Federal Bank. The agreements provide that in the event of (A) a wrongful termination of employment (including a voluntary termination by Messrs. Herndon or Barlow for "good reason" which includes (i) a material diminution in the executive's base compensation, authorities, duties or responsibilities without his consent (ii) a requirement that the executive report to a corporate officer or employee instead of reporting directly to the Board of Directors, or (iii) a material change in the executive's geographic location of employment), (B) a change in control of Home Federal Bank or Home Federal Bancorp, or (C) the executive's termination of employment by Home Federal Bank for other than cause, disability, retirement or the executive's death, each of the executives would be entitled to (1) an amount of cash severance which is equal to three times the sum of his base salary as of the date of termination plus his prior calendar year's bonus and (2) continued participation in certain employee benefit plans of Home Federal Bank until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer.  The agreements with Home Federal Bank provide that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Home Federal Bank for federal income tax purposes.

Home Federal Bancorp entered into an employment agreement with Mr. Herndon, effective February 21, 2009, to serve as Chairman of the Board, President and Chief Executive Officer of Home Federal Bancorp which is on terms substantially similar to Mr. Herndon's agreement with Home Federal Bank, except as follows.  The agreement provides that severance payments payable to Mr. Herndon by Home Federal Bancorp shall include the amount by which the severance benefits payable by Home Federal Bank are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive's "base amount" as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the executive's base amount, the severance benefits payable by Home Federal Bancorp will be reduced so they do not constitute "parachute payments" under Section 280G of the Internal Revenue Code.  In addition, the agreement provides that Home Federal Bancorp shall reimburse Mr. Herndon for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of state and federal income, excise and other employment-related taxes on the additional payments. Under the agreement, Mr. Herndon's compensation, benefits and expenses will be paid by Home Federal Bancorp and Home Federal Bank in the same proportion as the time and services actually expended by the executive on behalf of each company.

Loan Officer Incentive Plan

Home Federal Bank adopted a Loan Officer Incentive Plan as an annual incentive compensation plan to reward participating loan officers with variable cash awards that are contingent upon the net interest income produced from the loan officer’s identified loan portfolio.  Mr. Sawrie is our only named executive officer who participates in the plan.  Participants in the Loan Officer Incentive Plan are selected by the chief executive officer and president at the beginning of each fiscal year and recommended for approval by the compensation committee of the Board of Directors which administers the plan.

The terms of the Loan Officer Incentive Plan are reviewed annually.  For fiscal 2012, participants in the Loan Officer Incentive Plan received a cash reward equal to 4% of the income base from loans originated by the particular loan officer prior to the beginning of the fiscal year.  Participants also received a cash reward equal to 6% of the income base from new loans originated by the particular loan officer during the 12-month performance period which coincides with the fiscal year.

Each fiscal year, the cumulative interest income from loans existing at the beginning of the performance period will be calculated.  Interest expense, equal to loan volume times our most recent average cost of funds, will be deducted from interest income to arrive at the loan officer’s contribution amount for existing loans.  The loan officer’s contribution is then multiplied by a loan portfolio rating (up to 100%) to calculate an income base.  The income base for existing loans is then multiplied by 4% to determine the cash incentive award from existing loans.

The cumulative interest income from new loans originated during the performance period is then calculated.  Interest expense, equal to loan volume multiplied by our most recent average cost of funds, will be deducted from interest income to arrive at net interest income.  Loan initiation fees associated with such newly originated loans shall be added to net interest income to arrive at the loan officer’s contribution amount for newly originated loans.  The loan officer’s contribution is then multiplied by a loan portfolio rating (up to 100%) to calculate an income base.  The income base for new loans is then multiplied by 6% to determine the cash incentive award from loans originated during the performance period.  The incentive awards from existing loans and new loans are added to determine the total award payment.  Upon the approval of the compensation committee, cash incentive awards are calculated and paid on a semi-annual basis to participants who are employed and in good standing on the date of such payments.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. We froze our defined benefit pension plan in February 2003. Mr. Herndon is our only named executive officer with accrued benefits under the pension plan. Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and with matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

401(k) and Profit Sharing Plan.  We adopted the Home Federal Bank Employees' Savings and Profit Sharing Plan and Trust ("401(k) Plan") effective November 15, 2004.  To participate in the 401(k) Plan, eligible employees must have completed three months of full time service and attained age 21.  Participating employees may make elective salary reduction contributions of up to $17,000, of their eligible compensation for 2012.  Home Federal Bank will contribute a basic "safe harbor" contribution of 100% of the first 6% of plan salary elective deferrals.  We are also permitted to make discretionary contributions to be allocated to participant accounts.

Employee Stock Ownership Plan.  We established an employee stock ownership plan for our employees in connection with our mutual to stock conversion in 2005. We acquired additional shares in connection with our second-step conversion in 2010.  The shares were purchased by the employee stock ownership plan with funds borrowed from Home Federal Bancorp and are held in a suspense account and released for allocation as debt service payments are made.  Additional discretionary contributions may be made to the plan in either cash or shares of common stock, although we have no plans to do so at this time.  Shares released from the suspense account are allocated to each eligible participant's plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the employee stock ownership plan.  Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement.  Benefits may be payable upon retirement or separation from service.

Stock Option Plans and Recognition and Retention Plans

In August 2005, shareholders approved our 2005 Stock Option Plan and our 2005 Recognition and Retention Plan.  Pursuant to the terms of the 2005 Stock Option Plan, options to acquire up to 158,868 shares of common stock were available to be granted to employees and directors.  Pursuant to the terms of the 2005 Recognition and Retention Plan, awards of up to 63,547 shares of restricted common stock were available to be granted to employees and directors.  In December 2011, shareholders approved our 2011 Stock Option Plan and our 2011 Recognition and Retention Plan.  Pursuant to the terms of the 2011 Stock Option Plan, options to acquire up to 169,235 shares of common stock were granted to employees and directors and 25,287 are available for future grants.  Pursuant to the terms of the 2011 Recognition and Retention Plan, awards of 69,251 shares of restricted common stock were made to employees and directors and 8,557 shares are available for future award.  Under all of the stock benefit plans, awards may vest no faster than 20% per year, beginning one year from the date of grant.  However, under the plans, vesting of any award is accelerated upon the death or disability of a recipient or upon a change-in-control of Home Federal Bancorp. Outstanding stock awards and stock options for our named executive officers are reflected in the below table "Outstanding Equity Awards at Fiscal Year-End."

Survivor Benefit Plan

In June 2011, Home Federal Bank purchased bank owned life insurance on the lives of its employees. In consideration for entering into consent to insurance agreements, on July 13, 2011, Home Federal Bank entered into Survivor Benefit Plan Participation Agreements with employees including Messrs. Herndon, Barlow and Sawrie. The agreements provide that the officer's beneficiary will receive three times the officer's base salary if serving as an officer of Home Federal Bank at the date of death. The agreements may be amended or terminated at any time by Home Federal Bank as long as it does not reduce or delay any benefit payable to a participant whose death has already occurred.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards to our named executive officers under our Stock Option Plans and Recognition and Retention Plans at June 30, 2012. We have not made any equity incentive plan awards.

						Stock Awards
						Number of		Market Value
	Option Awards					Shares or		of Shares or
	Number of Securities Underlying			Option	Option	Units of Stock		Units of Stock
	Unexercised Options			Exercise	Expiration	That Have		That Have
Name	Exercisable	Unexercisable		Price	Date	Not Vested		Not Vested(3)
Daniel R. Herndon	39,628	--		$10.82	8/18/2015	11,671	(1)	$172,147
	--	29,178	(1)	14.70	1/31/2022

James R. Barlow	1,922	7,689	(2)	10.93	8/19/2020	2,247	(2)	33,143
	--	48,630	(1)	14.70	1/31/2022	19,452	(1)	286,917

K. Matthew Sawrie	--	3,844	(2)	10.93	8/19/2020	7,509	(1)	110,758
	--	15,562	(1)	14.70	1/31/2022
___________________
(1)	The unexercisable stock options and unvested restricted stock awards are vesting at a rate of 20% per year commencing on January 31, 2013.

(2)	The unexercisable stock options and unvested restricted stock awards are vesting at a rate of 20% per year commencing on August 19, 2011.

(3)	Calculated by multiplying the closing market price of our common stock on June 29, 2012, which was $14.75, by the applicable number of shares of common stock underlying the unvested stock awards.

Related Party Transactions

Home Federal Bank offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other proposes.  These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Home Federal Bank and none of such loans involve more than the normal risk of collectability or present other unfavorable features.

Under Home Federal Bancorp's Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

STOCK OWNERSHIP

The following table sets forth as of September 19, 2012, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of September 19, 2012(1)		Percent of Common Stock

Home Federal Bancorp, Inc. of Louisiana Employee Stock Ownership Plan	219,863	(3)	7.7%
c/o Home Federal Bank 624 Market Street Shreveport, Louisiana 71101

Castine Capital Management, LLC	153,772	(4)	5.4
One International Place, Suite 2401 Boston, Massachusetts 02110

FJ Capital Long/Short Equity Fund LLC	157,446	(5)	5.5
1313 Dolley Madison Boulevard, Suite 306 McLean, Virginia 22101

Sandler O'Neill Asset Management, LLC	245,900	(6)	8.7
150 East 52nd Street, 30th Floor New York, New York 10022

Stilwell Value Partners I, L.P.	270,200	(7)	9.5
111 Broadway, 12th Floor New York, New York 10006

Third Avenue Management LLC	254,698	(8)	9.0
622 Third Avenue, 32nd Floor New York, New York 10017

The following table sets forth the number of shares of common stock beneficially owned by (1) directors of Home Federal Bancorp, (2) the other named executive officer and (3) all directors and executive officers of Home Federal Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of September 19, 2012(1)		Percent of Common Stock(2)

Directors:
James R. Barlow	46,328	(9)(10)	1.6
Walter T. Colquitt III	11,002	(9)(11)	*
Mark M. Harrison	9,032	(9)(12)	*
Daniel R. Herndon	130,725	(9)(13)	4.6
David A. Herndon III	39,374	(9)(14)	1.4
Woodus K. Humphrey	10,711	(9)	*
Scott D. Lawrence	21,857	(9)(15)	*
Clyde D. Patterson	35,436	(9)(16)	1.2
Thomas Steen Trawick, Jr.	1,786	(9)	*
Timothy W. Wilhite, Esq.	9,112	(9)	*

Other Named Executive Officer:
K. Matthew Sawrie	16,621	(9)(17)	*

All Directors and Executive Officers as a Group (12 persons)	338,060	(9)	11.6%
___________________
*	Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. None of the shares reflected as being beneficially owned by executive officers and directors are pledged as security.

 (Footnotes continued on following page)

___________________
(2)
Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)
As of September 19, 2012, 41,086 shares held in the Home Federal Bank Employee Stock Ownership Plan trust had been allocated to the accounts of participating employees.  Amounts held by the plan trustees, Messrs. Daniel Herndon and Clyde Patterson, reflect shares allocated to their individual accounts and exclude all other shares held in the trust.  Under the terms of the plan, the trustees vote all allocated shares in accordance with the instructions of the participating employees.  Any unallocated shares are generally required to be voted by the plan trustees in the same ratio on any matter as to those shares for which instructions are given by the participants.

(4)	Based on a Schedule 13G filed with Securities and Exchange Commission (the "SEC") on April 26, 2012 by Castine Capital Management, LLC and Paul Magidson, managing member.

(5)
This information is based on a Schedule 13D filed with the SEC on April 30, 2012 by (i) FJ Capital Long/Short Equity Fund LLC, a Delaware limited liability company ("FJ Capital") and Mr. Friedman, managing member, (ii) Mr. Friedman, individually and (iii) Compo Investments Partners LP ("Compo") and Mr. Friedman, investment manager.  FJ Capital beneficially owned 112,294 shares; Compo beneficially owned 10,000 shares and Mr. Friedman owned an aggregate of 157,446 shares.

(6)	Based on a Schedule 13G filed with the SEC on February 14, 2012 by Sandler O'Neill Asset Management, LLC, a New York limited liability company and Terry Maltese, managing member.

(7)
According to an Amendment No. 1 to Schedule 13D filed with the SEC on May 17, 2012, the shares are beneficially owned by Joseph Stilwell, including shares held in the name of following members of a group: Stilwell Value Partners I, L.P.; Stilwell Partners, L.P.; and Stilwell Value LLC.

(8)	This information is based on a Schedule 13G filed with the Securities and Exchange Commission by Third Avenue Management LLC on February 14, 2012.

(9)
Includes options to acquire shares of Home Federal Bancorp common stock that are exercisable within 60 days of September 19, 2012, under our Stock Option Plans and unvested shares held in the Recognition and Retention Plan Trusts over which the directors and executive officers do not have current voting or investment powers as follows:

Name	Stock Awards	Stock Options
James R. Barlow	21,138	3,844
Walter T. Colquitt, III	2,218	6,067
Mark M. Harrison	3,112	--
Daniel R. Herndon	11,671	29,628
David A. Herndon III	2,218	4,807
Woodus K. Humphrey	2,218	6,807
Scott D. Lawrence	2,218	3,807
Clyde D. Patterson	2,218	13,802
Thomas Steen Trawick, Jr.	1,439	--
Timothy W. Wilhite, Esq	3,112	--
K. Matthew Sawrie	7,509	--
All directors and executive officers as a group (12 persons)	60,627	70,684

(10)
Includes 550 shares held by Mr. Barlow's spouse, 10,000 shares held in Mr. Barlow's individual retirement account, 5,855 share units held in Home Federal Bank's 401(k) Plan for the benefit of Mr. Barlow, however, for purposes of voting authority, Mr. Barlow had voting power over 5,294 shares and 1,495 shares allocated to Mr. Barlow's account in the Home Federal Bank employee stock ownership plan.

(11)	Includes 940 shares held jointly with Dr. Colquitt's spouse.

(12)	Includes 911 shares held by Mr. Harrison's spouse, 1,138 shares held jointly with his daughters and 2,733 shares held in his individual retirement account.

(13)
Includes 28,702 share units held in Home Federal Bank's 401(k) Plan for the benefit of Mr. Herndon; however, for purposes of voting authority, Mr. Herndon had voting power over 25,954 shares, 5,725 shares allocated to Mr. Herndon's account in the Home Federal Bank employee stock ownership plan and 20,761 shares held by Herndon Investment Company LLC over which Mr. Herndon disclaims beneficial ownership except with respect to his 50% ownership interest therein.

(14)
Includes 20,761 shares held by Herndon Investment Company LLC, of which Mr. Herndon is a 50% owner, and over which he disclaims beneficial ownership except with respect to his pecuniary interest therein.

(15)	Includes 4,555 shares held in Mr. Lawrence's individual retirement account and 4.555 shares held jointly with Mr. Lawrence’s spouse.

(16)
Includes 5,057 share units held in Home Federal Bank's 401(k) Plan for the benefit of Mr. Patterson, however, for purposes of voting authority, Mr. Patterson had voting power over 4,573 shares and 4,329 shares allocated to Mr. Patterson's account in the Home Federal Bank employee stock ownership plan.

(17)
Includes 1,094 shares allocated to Mr. Sawrie in the Home Federal Bank employee stock ownership plan and 735 share units held in Home Federal Bank’s 401(k) Plan, however, for purposes of voting authority, Mr. Sawrie had voting power over 664 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Federal Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Home Federal Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2012, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934 with the exception of a Form 3 for Mr. Trawick which was filed late due to an administrative error.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)

The Audit Committee of the Board of Directors of Home Federal Bancorp has appointed LaPorte, A Professional Accounting Corporation to perform the audit of our financial statements for the year ending June 30, 2013, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by LaPorte that neither that firm nor any of its associates has any relationship with Home Federal Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  LaPorte will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint LaPorte as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte is compatible with maintaining their independence.  In fiscal 2012 and 2011, LaPorte performed auditing services as well as reviewed our public filings.  The Audit Committee believes that LaPorte's performance of these services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to LaPorte for professional services rendered by LaPorte in connection with the audit of Home Federal Bancorp's consolidated financial statements for fiscal 2012 and 2011, as well as the fees paid by us to LaPorte for audit-related services, tax services and all other services rendered by LaPorte to us during fiscal 2012 and 2011.

	Year Ended June 30,
	2012	2011
Audit fees(1)	$80,816	$70,378
Audit-related fees(2)	2,600	52,769
Tax fees	--	--
All other fees	--	--
Total	$83,416	$123,147
__________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)
Audit-related fees for 2012 consist of accounting research and for 2011 consist of fees incurred in connection with the review of registration statements in connection with our second step conversion and reorganization.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Federal Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of LaPorte, A Professional Accounting Corporation was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte, A
Professional Accounting Corporation for the fiscal year ending June 30, 2013.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Home Federal Bancorp relating to the next annual meeting of shareholders of Home Federal Bancorp, which is anticipated to be held in November 2013, must be made in writing and filed with the Corporate Secretary, DeNell W. Mitchell, Home Federal Bancorp, 624 Market Street, Shreveport, Louisiana, 71101, no later than June 14, 2013.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in Home Federal Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article 8.D. of our Articles of Incorporation. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices no later than June 14, 2013.  The notice must include the information required by Article 8.D. of our Articles of Incorporation.

Shareholder Nominations.  Our Bylaws provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article 5.F. of our Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices no later than June 14, 2013, with respect to the next annual meeting of shareholders.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Home Federal Bancorp, Inc., c/o DeNell W. Mitchell, Corporate Secretary, at 624 Market Street, Shreveport, Louisiana 71101.  Ms. Mitchell will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Home Federal Bancorp's Annual Report including the Form 10-K for the year ended June 30, 2012 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of the exhibits to the Annual Report on Form 10-K for the year ended June 30, 2012.  Such written requests should be directed to Ms. DeNell W. Mitchell, Corporate Secretary, Home Federal Bancorp, Inc., 624 Market Street, Shreveport, Louisiana 71101.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Home Federal Bancorp.  Home Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Federal Bancorp's common stock.  In addition to solicitations by mail, directors, officers and employees of Home Federal Bancorp may solicit proxies personally or by telephone without additional compensation.

         You may elect to receive future proxy materials, as well as other investor communications, in a single package per address.  This practice, known as “householding,” is designed to reduce our paper use, and printing and postage costs.  To make the election, please indicate on your proxy card under “Householding Election” your consent to receive such communications in a single package per address.  Your consent to householding will be perpetual until you revoke it.  You may revoke your consent or request separate copies of our proxy materials by notifying our Corporate Secretary at 624 Market Street, Shreveport, Louisiana 71101.  If you revoke your consent, we will start sending you individual copies of proxy materials and other investor communications within 30 days of your revocation.

 October 12, 2012

To:           Participants in the Home Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan")

Re:           Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2012 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 7, 2012.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan.  If you also own shares of Home Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Daniel R. Herndon
President

 October 12, 2012

To:           Participants in the Home Federal Bank Employees' Stock Ownership Plan (the "ESOP")

Re:           Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2012 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 7, 2012.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Home Federal Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Daniel R. Herndon
President

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 13, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 13, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M50183-P30164-Z58781-Z58782 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

The Board of Directors recommends you vote FOR the following NOMINEES for a three-year term expiring in 2015:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) James R. Barlow
02) Clyde D. Patterson
03) Thomas Steen Trawick, Jr.
04) Timothy W. Wilhite, Esq.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address changes/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. When shares are held jointly, only one holder need sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M50184-P30164-Z58781-Z58782

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 14, 2012 10:00 AM Central Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints the Board of Directors of Home Federal Bancorp, Inc. of Louisiana or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp held of record by the undersigned on September 19, 2012 at the Annual Meeting of Shareholders to be held at the main office of Home Federal Bancorp, located at 624 Market Street, Shreveport, Louisiana on Wednesday, November 14, 2012, at 10:00 a.m., Central Time, or at any adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 13, 2012.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME FEDERAL BANCORP, INC. OF LOUISIANA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2012 AND AT ANY ADJOURNMENT THEREOF.

Address change/comments: ____________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 7, 2012. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 7, 2012. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M50185-P30164-Z58781-Z58782 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

The Board of Directors recommends you vote FOR the following NOMINEES for a three-year term expiring in 2015:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) James R. Barlow
02) Clyde D. Patterson
03) Thomas Steen Trawick, Jr.
04) Timothy W. Wilhite, Esq.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address changes/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and 401(k) Participant Letter are available at www.proxyvote.com.

M50186-P30164-Z58781-Z58782

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 14, 2012 10:00 AM Central Time

The undersigned hereby instructs the Trustees of the Home Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my 401(k) Plan account at the 2012 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON **NOVEMBER 7, 2012.** IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL NOT BE VOTED BY THE TRUSTEES.

Address change/comments: ____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 7, 2012. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 7, 2012. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M50187-P30164-Z58781-Z58782 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

The Board of Directors recommends you vote FOR the following NOMINEES for a three-year term expiring in 2015:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) James R. Barlow
02) Clyde D. Patterson
03) Thomas Steen Trawick, Jr.
04) Timothy W. Wilhite, Esq.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address changes/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and ESOP Participant Letter are available at www.proxyvote.com.

M50188-P30164-Z58781-Z58782

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 14, 2012 10:00 AM Central Time

The undersigned hereby instructs the Trustees of the Home Federal Bank Employee Stock Ownership Plan (the "ESOP") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my ESOP account at the 2012 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON **NOVEMBER 7, 2012.** IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL GENERALLY NOT BE VOTED BY THE TRUSTEES.

Address change/comments: ______________________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side